UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2006
ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15063 (Commission File Number)	33-0618093 (I.R.S. Employer Identification Number)
201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)
(949) 450-5400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
As announced in the press release attached hereto as Exhibit 99.1, Endocare, Inc. (the “Company”) executed a consent to entry of judgment in favor of the Securities and Exchange Commission (the “SEC”) on July 14, 2006 and entered into a non-prosecution agreement with the Department of Justice (the “DOJ”) on July 18, 2006. These two agreements effectively resolve with respect to the Company the investigations begun by the SEC and the DOJ in January 2003. The consent judgment is subject to court approval. The description of the settlement terms contained in the press release is hereby incorporated by reference into this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
          99.1 Press Release issued July 19, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
July 20, 2006	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Senior Vice President, Finance and Chief Financial Officer